EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Heartland Group, Inc. (the “Registrant”) does hereby certify, to such officer’s knowledge, that the report on Form N-CSR (the “Report”) of the Registrant for the period ended June 30, 2026 fully complies with the requirements of Section l3(a) or l5(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.

By:	/s/ William R. Nasgovitz	/s/ Nicole J. Best
	William R. Nasgovitz	Nicole J. Best
	President and Chief Executive Officer	Treasurer & Principal Accounting Officer

Date:	August 21, 2026	August 21, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Registrant for purposes of the Securities Exchange Act of 1934.